SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 1, 1999


                            FLEET BOSTON CORPORATION
             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
                 (State or other jurisdiction of incorporation)


        1-6366                                           05-0341324
(Commission File Number)                       (IRS Employer Identification No.)


                 One Federal Street, Boston, Massachusetts 02110
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 346-4000



          (Former name or former address, if changed since last report)

Item 5.  Other Materially Important Events.

     On December 1, 1999, Registrant agreed to issue and sell $500,000,000 of its 7.375% Subordinated Notes Due 2009 (the "Notes") under Registration Statement No. 333-62905. The Notes were purchased on December 6, 1999 by Salomon Smith Barney Inc., BancBoston Robertson Stephens Inc., Donaldson, Lufkin & Jenrette Securities Corporation, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Blaylock & Partners, L.P.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements
                  Not applicable

         (b)      Pro Forma Financial Statements
                  Not applicable

         (c)      Exhibits

                  The following exhibits are filed as part of this report:

                  (1) Underwriting Agreement dated December 1, 1999, between Registrant and Salomon Smith Barney Inc., BancBoston Robertson Stephens Inc., Donaldson, Lufkin & Jenrette Securities Corporation, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Blaylock & Partners, L.P. relating to the Notes.

                  (4) Specimen certificate of the Notes.

                  (5)  Opinion  of  Edwards  &  Angell,   LLP,  counsel  to  the
                  Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                           FLEET BOSTON CORPORATION
                                           Registrant


                                            By /s/William C. Mutterperl
                                              ---------------------------
                                                  William C. Mutterperl
                                                  Secretary


Date: December 16, 1999

                            FLEET BOSTON CORPORATION


                             Underwriting Agreement


                                                              New York, New York
                                                                December 1, 1999


To the Representatives
   named in Schedule I
   hereto of the Underwriters
   named in Schedule II hereto

Dear Sirs:

     Fleet Boston Corporation, a Rhode Island corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the principal amount of its debt securities identified in
Schedule I hereto (the "Debt Securities"), to be issued under an indenture dated as of October 1, 1992, as supplemented by a First Supplemental Indenture dated November 30, 1992, (the "Indenture") between the Company and the trustee named in Schedule I hereto (the "Trustee"). If so indicated on Schedule I hereto, the Company also proposes to issue warrants (the "Warrants") to purchase the aggregate principal amount listed in Schedule I hereto of the debt securities identified in Schedule I hereto (the "Warrant Securities"). The Warrants, if any, are to be issued pursuant to the Warrant Agreement listed in Schedule I hereto (the "Warrant Agreement") between the Company and the Warrant Agent listed in Schedule I hereto (the "Warrant Agent"). The Debt Securities and the Warrants, if any, are hereinafter referred to as the "Purchased Securities". The Purchased Securities and the Warrant Securities are referred to herein as the "Securities". If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

     1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

          (a) If the offering of the Securities is a Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Securities is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

               (i) The Company  meets the  requirements  for the use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Securities is a Delayed Offering and, accordingly, it is not necessary that any further information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus have been included in an amendment to such registration statement prior to the Effective Date. The Company will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. If the Rule 434 Delivery Alternative is used, the Company will also file the Rule 434 Term Sheet in accordance with Rule 434. As filed, such Rule 434 Term Sheet shall contain all the information required by Rule 434, and except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. Upon your request, but not without your agreement, the Company will also file a Rule 462(b) Registration Statement in accordance with Rule 462(b).

               (ii) The Company meets the requirements for the use of Form S-3 under the Act and has filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4), or (y) prior to the effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. If the Rule 434 Delivery Alternative is used, the Company will also file the Rule 434 Term Sheet in accordance with Rule 434. As filed, such Rule 434 Term Sheet shall contain all the information required by Rule 434, and except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. Upon your request, but not without your agreement, the Company will also file a Rule 462(b) Registration Statement in accordance with Rule 462(b).

          (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration Statement or the Final Prospectus (or any supplement thereto).

          (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date. If the Rule 434 Delivery Alternative is used, such term shall also include the Basic Prospectus and the Rule 434 Term Sheet, taken together. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial  statements,  as  amended  at  the  Execution  Time  (or,  if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information and Rule 434 Information deemed to be included therein at the Effective Date as provided by Rule 430A and Rule 434, respectively. "Rule 415", "Rule 424", "Rule 430A", "Rule 434", "Rule 462(b)" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Rule 434 Delivery Alternative" shall mean the delivery alternative permitted by Rule 434. "Rule 434 Information" shall mean any information to be included in a Rule 434 Term Sheet. "Rule 434 Term Sheet" shall mean the term sheet or abbreviated term sheet delivered by the Underwriters to investors and filed by the Company with the Commission pursuant to Rule 434. "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the final Delayed Offering covered by the initial Registration Statement. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.

     2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly,  to  purchase  from the  Company,  at the  purchase  price set forth in
Schedule I hereto the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Securities pursuant to delayed delivery arrangements, the respective principal amounts of Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities".

     If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of
Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in
Schedule I hereto of the principal amount of the Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule II hereto less the aggregate principal amount of Contract Securities.

     3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities shall be made on the date and at the time specified in Schedule I hereto (or such later date not later than five business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by either certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds or in Federal or similar same day funds as set forth in Schedule I. Delivery of the Underwriters' Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office specified in Schedule I hereto. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request not less than two full business days in advance of the Closing Date.

     The Company agrees to have the Underwriters' Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date.

     4. Agreements. The Company agrees with the several Underwriters that:

          (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement or Rule 462(b) Registration Statement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. If the Rule 434 Delivery Alternative is used, the Company will also cause the Rule 434 Term Sheet, properly completed, to be filed with the Commission pursuant to Rule 434 within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. Upon your request, the Company will cause the Rule 462(b) Registration Statement, properly completed, to be filed with the Commission pursuant to Rule 462(b) and will provide evidence satisfactory to the Representatives of such filing. The Company will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, any supplement thereto, any Rule 434 Term Sheet or any Rule 462(b) Registration Statement shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance.

          (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

          (e) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will arrange for the determination of the legality of the Securities for purchase by institutional investors.

          (f) Until the business day following the Closing Date, the Company will not, without the consent of the Representatives, offer, sell or contract to sell, or announce the offering of, any senior debt securities.

          (g) The Company confirms as of the date hereof that it has complied with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Securities and Exchange Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

     5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 p.m. New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m. New York City time on such ate; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b), or if the filing of the Rule 434 Term Sheet is required pursuant to Rule 434, the Rule 434 Term Sheet will be filed in the manner and within the time period required by Rule 434; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company shall have furnished to the Representatives the opinion of Edwards & Angell, counsel for the Company, dated the Closing Date, to the effect that:

               (i) each of the Company and Fleet National Bank ("Fleet Bank-RI") and any other subsidiary or subsidiaries which the Representatives may reasonably request (individually a "Subsidiary" and collectively the "Subsidiaries") has been duly incorporated and is validly existing as a corporation or national banking association in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus; the Company is duly qualified to do business as a foreign corporation under the laws of the State of New York and neither the Company nor Fleet Bank-RI or any such other Subsidiaries is required to be qualified to do business as a foreign corporation under the laws of any other jurisdiction; and the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended;

               (ii) all the outstanding shares of the capital stock of Fleet Bank-RI and any such other Subsidiaries have been duly and validly authorized and issued and are fully paid and (except as provided in 12 U.S.C. Section 55) nonassessable, and, except as otherwise set forth or incorporated by reference in the Final Prospectus, all outstanding shares of capital stock of Fleet Bank-RI and such other Subsidiaries are owned by the Company free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

               (iii) the Purchased Securities conform to the description thereof contained in the Final Prospectus; and, if the Securities are to be listed on any stock exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company has filed a preliminary listing application and all required supporting documents with respect to the Securities with such stock exchange and such counsel has no reason to believe that the Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution;

               (iv) the Indenture and the Warrant Agreement, if any, have been duly authorized, executed and delivered; the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture and the Warrant Agreement, if any, constitute legal, valid and binding instruments enforceable against the Company in accordance with their respective terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to the availability of equitable remedies which are discretionary with the courts); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered pursuant to the Warrant Agreement, in the case of Warrant Securities, and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture;

               (v) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required;

               (vi) the Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary
          Final  Prospectus  and  the  Final  Prospectus,  and  any  supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b), or if the Rule 434 Delivery Alternative was used, the required filing of the Rule 434 Term Sheet has been made in the manner and time period required by Rule 434; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that at the Closing Date the Final Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (vii) this Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company;

               (viii) without expressing any opinion with respect to the Warrant Securities, no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein or in any Delayed Delivery Contracts, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

               (ix) neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof or of any Delayed Delivery Contracts will conflict with, result in a breach of, or constitute a default under the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound, or any order or regulation known to such counsel to be applicable to the Company or any of its subsidiaries of any court,
          regulatory  body,   administrative   agency,   governmental   body  or
          arbitrator having jurisdiction over the Company or any of its subsidiaries; and

               (x) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Rhode Island or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

          (c) The Representatives shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board, or any Vice-Chairman, the President or any Executive Vice President and the principal financial or accounting officer or treasurer of the Company or any Vice Chairman, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

               (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

               (iii)  since  the date of the most  recent  financial  statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

          (e) At the Closing Date, PricewaterhouseCoopers LLP shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

               (i) in their opinion the audited consolidated financial statements and financial statement schedules included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

               (ii) on the basis of a reading of the latest unaudited consolidated condensed financial statements made available by the
          Company and its subsidiaries; carrying out certain specified procedures (but not an audit in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and the executive and audit committees of the Company; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements in or incorporated in the Final Prospectus, nothing came to their attention which caused them to believe that:

                    (1) the amounts in the unaudited "Summary Consolidated Financial Data", if any, included in the Final Prospectus do not agree with the corresponding amounts in the audited consolidated condensed financial statements or analyses prepared by the Company from which such amounts were derived; or

                    (2) any unaudited consolidated financial statements included or incorporated in the Registration Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited consolidated condensed financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                    (3) with respect to the period subsequent to the date of the most recent consolidated financial statements (other than any capsule information), audited or unaudited, in or incorporated in the Registration Statement and the Final Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company or capital stock of the Company or decreases in the stockholders' equity of the Company as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus, or for the period from the date of the most recent consolidated financial statements included or incorporated in the Registration Statement and the Final Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year; in consolidated net interest income, consolidated net interest income after provision for possible loan losses, consolidated income before income taxes or in total or per share amounts of consolidated net income of the Company, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                    (4) the amounts included in any unaudited "capsule" information included or incorporated in the Registration Statement and the Final Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus; and

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in
          Exhibit 12 to the Registration Statement, including the information set forth under the captions "Fleet Financial Group, Inc.", "Recent Developments" and "Consolidated Ratios of Earnings to Fixed Charges" in the Final Prospectus, the information included or incorporated in Items 1, 6 and 7 of the Company's Annual Report on Form 10-K incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

               References to the Final Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

          (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 5 or
     (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

          (g) Subsequent to the Execution Time, there shall not have been any decrease in the ratings of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating.

          (h) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents (including an opinion of counsel for the Company with respect to the foreign qualification of specified subsidiaries) as the Representatives may reasonably request.

          (i) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

     If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancelation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

     6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

     7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to the Basic Prospectus or any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Basic Prospectus or any Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page, under the heading "Underwriting" or "Plan of Distribution" and, if Schedule I hereto provides for sales of Securities pursuant to delayed delivery arrangements, in the last sentence under the heading "Delayed Delivery Arrangements" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to appoint counsel satisfactory to such indemnified party to represent the indemnified party in such action; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (plus any local counsel), approved by the Representatives in the case of paragraph (a) of this Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this
Section 7 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on grounds of policy or otherwise, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Securities specified in Schedule I hereto and the Company is responsible for the balance; provided, however, that (y) in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (y) and (z) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph
(d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

     8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York, Rhode Island, Connecticut, Maine, New Hampshire or Massachusetts state authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on the financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities.

     10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancelation of this Agreement.

     11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 50 Kennedy Plaza, Providence, Rhode Island 02903, attention of the Senior Vice President and General Counsel.

     12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

     13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.


                                           Very truly yours,

                                           FLEET BOSTON CORPORATION

                                           By: /s/ Douglas L. Jacobs
                                              ----------------------------------
                                                   Douglas L. Jacobs
                                                   Title:  Treasurer


CONFIRMED AND ACCEPTED, as of the date first above written:


BY:  SALOMON SMITH BARNEY INC.

By:/s/David W. Levy
   -------------------------
      David W. Levy
      Title: Managing Director


For themselves and as Representative of the other Underwriters named in Schedule II hereto.

                                   SCHEDULE I


Underwriting Agreement dated December 1, 1999

Registration Statement No. 333-62905

Representatives:  Salomon Smith Barney Inc.
                  388 Greenwich Street
                  New York, NY  10013

Title, Purchase Price and Description of Securities:

     Title: 7.375% Subordinated Debentures Due December 1, 2009

     Trustee: Bank One Trust Company, National Association

     Principal amount: $500,000,000

     Purchase price: 98.997% of principal amount plus accrued  interest, if any, from December 6, 1999 to the date of delivery

     Type of Funds:  Wire transfer of Federal (same day) funds

     Sinking fund provisions: None

     Redemption provisions:  Not redeemable prior to maturity

     Other provisions: None

     Closing Date, Time and Location:   December  6, 1999
                                        10:00  a.m.,  New York time
                                        Cravath,  Swaine & Moore 825 Eighth
                                        Avenue New York, NY 10019


Type of Offering: Delayed Offering

Modification of items to be covered by the letter from PricewaterhouseCoopers LLP delivered pursuant to
  Section 5(e) at the Execution Time:  None

                                   SCHEDULE II


                                                          Principal Amount
                                                          of Securities to
Underwriters                                                be Purchased


Salomon Smith Barney Inc.                                    $325,000,000

BancBoston Robertson Stephens Inc.                             40,000,000

Donaldson, Lufkin & Jenrette
  Securities Corporation                                       40,000,000

J.P. Morgan Securities Inc.                                    40,000,000

Merrill Lynch, Pierce, Fenner
    & Smith Incorporated                                       40,000,000

Blaylock & Partners, L.P.                                      15,000,000

                                 Total.......................$500,000,000

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE SUBORDINATED NOTES ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK OR NONBANK SUBSIDIARY OF FLEET BOSTON CORPORATION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY.

REGISTERED                                                       REGISTERED

NUMBER R-SPECIMEN                                                SPECIMEN

                            FLEET BOSTON CORPORATION

                       7.375% SUBORDINATED NOTES DUE 2009

                                                               CUSIP:  33901AAA6

     FLEET BOSTON CORPORATION, a Rhode Island corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of SPECIMEN on December 1, 2009, and to pay interest thereon from December 6, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the 1st day of June and December in each year, commencing June 1, 2000, at the rate of 7.375% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Subordinated Note (or one or more Predecessor Subordinated Notes) is registered at the close of business on the 15th day of May and the 15th day of November in each year; provided, however, that in case of a Subordinated Note originally issued between a Regular Record Date and the Interest Payment Date or on an Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the date of issue and ending on such Interest Payment Date shall be paid on the next succeeding Interest Payment Date to the Person in whose name this Subordinated Note (or one or more Predecessor Subordinated Notes) is registered at the close of business on the Regular Record Date with respect to such succeeding Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Subordinated Note (or one or more Predecessor Subordinated Note) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Subordinated Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Subordinated Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

     Payment of the principal of (and premium, if any) and any such interest on this Subordinated Note will be made at the offices or agencies of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or in The City of Providence, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check drawn upon any Paying Agent and mailed on or prior to an Interest Payment Date to the address of the Person entitled thereto as such address shall appear in the Security Register.

     This Subordinated Note is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued under an Indenture dated as of October 1, 1992 (as supplemented by a First Supplemental Indenture dated November 30, 1992, the "Indenture"), between the Company and Bank One Trust Company, National Association (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all Indentures supplemental thereto reference is hereby made for a statement of the respective rights of the Company, the Trustee and the Holders of the Securities, and the terms upon which the Securities are, and are to be, authenticated and delivered. This Subordinated Note is one of a series of Subordinated Notes of the Company designated as its 7.375% Subordinated Notes Due 2009 (herein called the "Subordinated Notes"), initially limited in aggregate principal amount to $500,000,000.

     Upon any distribution of assets of the Company upon dissolution, winding up, liquidation or reorganization, the payment of the principal of, premium, if any, and interest on, the Subordinated Notes is to be subordinated in right of payment to the extent provided in the Indenture to the prior payment in full of all Senior Indebtedness and Other Financial Obligations of the Company (each as defined in the Indenture). Each Holder of the Subordinated Notes, by the acceptance thereof, agrees to and shall be bound by such provisions of the Indenture. The Subordinated Notes may not be redeemed prior to maturity.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Subordinated Note may be registered in the Security Register of the Company upon surrender of this Subordinated Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Subordinated Note are payable, duly endorsed by, or accompanied by, a written instrument of transfer in form satisfactory to the Company, duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Subordinated Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Subordinated Notes are issuable only as registered Subordinated Notes without coupons in denominations of $1,000 and integral multiples of $1,000. As provided in the Indenture, and subject to certain limitations set forth therein, this Subordinated Note is exchangeable for a like aggregate principal amount of Subordinated Notes of different authorized denominations, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment for registration of transfer of this Subordinated Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Subordinated Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Subordinated Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     If an Event of Default with respect to the Subordinated Notes shall occur and be continuing, the principal hereof may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the trustee under each series to be affected with the consent of the Holders of 66 2/3% in principal amount of the Outstanding Securities of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Subordinated Note shall be conclusive and binding upon such Holder and upon all future Holders of this Subordinated Note and of any Subordinated Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Subordinated Note.

     No reference herein to the Indenture and no provision of this Subordinated Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Subordinated Note at the times, place and rate, and in the coin and currency, herein prescribed.

     All terms used in this Subordinated Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     Unless the certificate of authentication hereon has been executed by the Trustee, directly or through an authenticating agent, by the manual signature of an authorized officer, this Subordinated Notes shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:  December 6, 1999

TRUSTEE'S  CERTIFICATE OF AUTHENTICATION          FLEET BOSTON CORPORATION
This is one of the Securities of the series provided for under the within-mentioned Indenture.

                                                  By
Bank One Trust Company, National Association,       ----------------------------
Officer as Trustee                                  Chairman and Chief Executive


By                                                By
  -------------------------------                   ----------------------------
  Authorized Officer                                Secretary

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
Name and address of assignee, including zip code, must be printed or typewritten

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the within Subordinated Note, and all rights thereunder, hereby irrevocably constituting and appointing

--------------------------------------------------------------------------------
Attorney to transfer said Subordinated Note on the books of the within Company, with full power of substitution in the premises.


Dated:
      --------------------------       NOTICE: The signature to this assignment
                                               must correspond with  the name as
                                               it appears upon  the face of  the
                                               within or  attached  Subordinated
                                               Note in every particular, without
                                               alteration or enlargement  or any
                                               change whatever.